Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Fourth Quarter and Full Year 2017 Results
Increases in sales, margins and earnings for both the quarter and the year

ST. LOUIS, March 13, 2018 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands which fit people’s lives, today reported fourth quarter and full year 2017 financial results.

“We capped off an outstanding year by delivering a consolidated fourth quarter sales increase of nearly 10% and earnings improvement on both a reported and adjusted basis. Famous Footwear and Brand Portfolio both contributed to this growth and delivered fourth quarter sales increases of 7.0% and 13.8%, respectively,” said Diane Sullivan, CEO, president and chairman of Caleres. “Our success in 2017 is reflective of the foundational strength of our diversified portfolio of brands and is directly attributable to our ability to move to where the consumer is going. We expect to leverage our success in both of these areas in 2018 and to deliver adjusted earnings per share of between $2.40 and $2.50.”

Fourth Quarter 2017 Results Versus 2016

•	Consolidated sales of $702.5 million were up 9.8%, including Allen Edmonds.

–	Famous Footwear total sales of $393.1 million were up 7.0%, while same-store-sales were up 2.8% on a 13-week basis.

–	Brand Portfolio sales of $309.4 million were up 13.8% including contribution from Allen Edmonds, which was acquired on December 13, 2016.

•	Gross profit was $293.4 million, while gross margin of 41.8% was up 97 basis points.

•	SG&A expense of $262.1 million was up 7.9%, including Allen Edmonds.

•
Operating earnings were $30.3 million and operating margin was 4.3%, while adjusted operating earnings were $31.3 million - up more than 50% - and adjusted operating margin of 4.5% was up 122 basis points.

•	Net earnings were $20.3 million, while diluted earnings per share were $0.47 and included a $0.02 charge for operations restructuring and a $0.01 benefit related to the Tax Cuts and Jobs Act.

•	Adjusted net earnings of $20.6 million were up 44.5%, while adjusted diluted net earnings per share of $0.48 were up 45.5%.

Full Year 2017 Results Versus 2016

•	Consolidated sales of $2,785.6 million were up 8.0%, including Allen Edmonds.

–	Famous Footwear total sales of $1,637.6 million were up 3.0%, while same-store-sales were up 1.4% on a 52-week basis.

–	Brand Portfolio sales of $1,148.0 million were up 16.0% including contribution from Allen Edmonds, which was acquired on December 13, 2016.

•
Gross profit of $1,168.6 million - including $4.9 million of expected fair value inventory adjustment amortization related to the Allen Edmonds acquisition - was up 10.0%, while gross margin of 42.0% was up 78 basis points.

•	SG&A expense of $1,023.7 million was up 10.4%, including Allen Edmonds.

•	Operating earnings were $140.0 million and operating margin was 5.0%, while adjusted operating earnings were $149.9 million - up 9.3% - and adjusted operating margin was 5.4%.

•
Net earnings were $87.2 million, while diluted earnings per share were $2.02 and included $0.13 of charges related to the acquisition, integration and reorganization of men’s brands, a $0.02 charge for operations restructuring, and a $0.01 benefit related to the Tax Cuts and Jobs Act.

•	Adjusted net earnings of $93.1 million were up 7.5%, while adjusted diluted earnings per share of $2.16 were up 8.0%.

Balance Sheet and Cash Flow

•	Cash and equivalents were $64.0 million and up $8.7 million year-over-year.

•	There were no outstanding borrowings under the revolving credit facility, as the company paid down the entirety of the $110 million associated with the December 2016 acquisition of Allen Edmonds.

•	Inventory of $569.4 million was down 2.8% year-over-year, including Allen Edmonds.

•	Capital expenditures of $51.2 million were down 14.1% year-over-year.

2017 Benefit from 53rd Week

Consolidated net sales	$23.4 million
Famous Footwear sales	$19.7 million
Brand Portfolio sales	$3.7 million

2018 Outlook

Consolidated net sales	~$2.8B
Famous Footwear same-store-sales	Up low-single digits
Brand Portfolio sales	Up low-single digits
Gross margin	Up ~5 to 10 bps
SG&A as a percent of revenue	Down ~5 to 10 bps
Interest expense	~$16M
Effective tax rate	25% to 26%
Adjusted earnings per diluted share	$2.40 to $2.50

Investor Conference Call
Caleres will host an investor conference call at 4:30 p.m. ET today, Tuesday, March 13. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 2086199. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 2086199 through Tuesday, March 27.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferences and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the ability to accurately forecast sales and manage inventory levels; (vi) cybersecurity threats or other major disruption to the Company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) transitional challenges with acquisitions; (ix) a disruption in the Company’s distribution centers; (x) changes to tax laws, policies and treaties; (xi) the ability to recruit and retain senior management and other key associates;  (xii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xiii) foreign currency fluctuations; (xiv) the ability to secure/exit leases on favorable terms; (xv) the ability to maintain relationships with current suppliers; and (xvi) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2017, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear and Famous.com serve as our Family brands. Our Contemporary Fashion brands include Sam Edelman, Allen Edmonds, Franco Sarto, Vince, Via Spiga, George Brown Bilt, Diane von Furstenberg, Fergie Footwear and Carlos Santana. Naturalizer, Dr. Scholl's Shoes, LifeStride, Bzees and Ryka represent our Healthy Living brands. Combined, these brands help make Caleres a company with both a legacy and a mission.  Our legacy is our more than 130-years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel good…feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Fourteen Weeks Ended	Thirteen Weeks Ended	Fifty-three Weeks Ended	Fifty-two Weeks Ended
(Thousands, except per share data)	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017
Net sales	$702,465	$639,488	$2,785,584	$2,579,388
Cost of goods sold	409,070	378,616	1,616,935	1,517,397
Gross profit	293,395	260,872	1,168,649	1,061,991
Selling and administrative expenses	262,113	242,936	1,023,703	927,602
Restructuring and other special charges, net	942	23,404	4,915	23,404
Operating earnings (loss)	30,340	(5,468)	140,031	110,985
Interest expense	(4,267)	(4,547)	(18,089)	(15,111)
Interest income	172	473	764	1,380
Earnings (loss) before income taxes	26,245	(9,542)	122,706	97,254
Income tax (provision) benefit	(5,944)	3,346	(35,475)	(31,168)
Net earnings (loss)	20,301	(6,196)	87,231	66,086
Net (loss) earnings attributable to noncontrolling interests	(15)	426	31	428
Net earnings (loss) attributable to Caleres, Inc.	$20,316	$(6,622)	$87,200	$65,658

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.47	$(0.16)	$2.03	$1.52

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.47	$(0.16)	$2.02	$1.52

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	February 3, 2018	January 28, 2017
(Thousands)
ASSETS
Cash and cash equivalents	$64,047	$55,332
Receivables, net	152,613	153,121
Inventories, net	569,379	585,764
Prepaid expenses and other current assets	60,750	49,528
Total current assets	846,789	843,745

Property and equipment, net	212,799	219,196
Goodwill and intangible assets, net	339,168	343,758
Other assets	90,659	68,574
Total assets	$1,489,415	$1,475,273

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$—	$110,000
Trade accounts payable	272,962	266,370
Other accrued expenses	157,197	151,225
Total current liabilities	430,159	527,595

Long-term debt	197,472	197,003
Deferred rent	53,071	51,124
Other liabilities	89,751	85,065
Total other liabilities	340,294	333,192

Total Caleres, Inc. shareholders’ equity	717,489	613,117
Noncontrolling interests	1,473	1,369
Total equity	718,962	614,486
Total liabilities and equity	$1,489,415	$1,475,273

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Fifty-three Weeks Ended	Fifty-two Weeks Ended
(Thousands)	February 3, 2018	January 28, 2017
OPERATING ACTIVITIES:
Net cash provided by operating activities	$191,375	$183,622

INVESTING ACTIVITIES:
Purchases of property and equipment	(44,720)	(50,523)
Capitalized software	(6,458)	(9,039)
Acquisition cost, net of cash received	—	(259,932)
Net cash used for investing activities	(51,178)	(319,494)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	454,000	623,000
Repayments under revolving credit agreement	(564,000)	(513,000)
Dividends paid	(12,027)	(12,104)
Acquisition of treasury stock	(5,993)	(23,139)
Issuance of common stock under share-based plans, net	(3,816)	(4,188)
Excess tax benefit related to share-based plans	—	2,251
Net cash (used for) provided by financing activities	(131,836)	72,820
Effect of exchange rate changes on cash and cash equivalents	354	233
Increase (decrease) in cash and cash equivalents	8,715	(62,819)
Cash and cash equivalents at beginning of period	55,332	118,151
Cash and cash equivalents at end of period	$64,047	$55,332

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Fourteen Weeks Ended			Thirteen Weeks Ended
	February 3, 2018			January 28, 2017
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings (Loss) Attributable to Caleres, Inc.	Diluted Earnings (Loss) Per Share	Pre-Tax Impact of Charges/Other Items	Net (Loss) Earnings Attributable to Caleres, Inc.	Diluted (Loss) Earnings Per Share

GAAP earnings (loss)		$20,316	$0.47		$(6,622)	$(0.16)

Charges/other items:
Tax Cuts and Jobs Act	$—	(294)	(0.01)	$—	—	—
Retail operations restructuring	942	596	0.02	—	—	—
Acquisition, integration and reorganization of men's brands	—	—	—	13,975	12,685	0.29
Brand Portfolio - business exits and restructuring	—	—	—	4,200	3,315	0.08
Impairment of note and account receivable	—	—	—	8,000	4,888	0.12
Total charges/other items	$942	$302	$0.01	$26,175	$20,888	$0.49
Adjusted earnings		$20,618	$0.48		$14,266	$0.33

	(Unaudited)
	Fifty-three Weeks Ended			Fifty-two Weeks Ended
	February 3, 2018			January 28, 2017
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings (Loss) Attributable to Caleres, Inc.	Diluted Earnings (Loss) Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$87,200	$2.02		$65,658	$1.52

Charges/other items:
Tax Cuts and Jobs Act	$—	(294)	(0.01)	$—	—	—
Retail operations restructuring	942	596	0.02	—	—	—
Acquisition, integration and reorganization of men's brands	8,912	5,569	0.13	13,975	12,685	0.29
Brand Portfolio - business exits and restructuring	—	—	—	4,200	3,315	0.08
Impairment of note and account receivable	—	—	—	8,000	4,888	0.11
Total charges/other items	$9,854	$5,871	$0.14	$26,175	$20,888	$0.48
Adjusted earnings		$93,071	$2.16		$86,546	$2.00

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Other		Consolidated
	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended
(Thousands)	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017
Net sales	$393,085	$367,530	$309,380	$271,958	$—	$—	$702,465	$639,488
Gross profit	$175,362	$161,830	$118,033	$99,042	$—	$—	$293,395	$260,872
Adjusted gross profit	$175,362	$161,830	$118,033	$101,813	$—	$—	$293,395	$263,643
Gross profit rate	44.6%	44.0%	38.2%	36.4%	—%	—%	41.8%	40.8%
Adjusted gross profit rate	44.6%	44.0%	38.2%	37.4%	—%	—%	41.8%	41.2%
Operating earnings (loss)	$13,093	$2,668	$26,700	$18,709	$(9,453)	$(26,845)	$30,340	$(5,468)
Adjusted operating earnings (loss)	$13,657	$2,668	$26,855	$25,370	$(9,230)	$(7,331)	$31,282	$20,707
Operating earnings %	3.3%	0.7%	8.6%	6.9%	—%	—%	4.3%	(0.9)%
Adjusted operating earnings %	3.5%	0.7%	8.7%	9.3%	—%	—%	4.5%	3.2%
Same-store sales % (on a 13-week basis) (1)	2.8%	0.3%	5.9%	4.4%	—%	—%	—%	—%
Number of stores	1,026	1,055	236	234	—	—	1,262	1,289

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Famous Footwear		Brand Portfolio		Other		Consolidated
	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended
(Thousands)	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017
Gross profit	$175,362	$161,830	$118,033	$99,042	$—	$—	$293,395	$260,872
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	—	1,201	—	—	—	1,201
Brand Portfolio - business exits and restructuring	—	—		1,570	—	—	—	1,570
Total charges/other items	—	—	—	2,771	—	—	—	2,771
Adjusted gross profit	$175,362	$161,830	$118,033	$101,813	$—	$—	$293,395	$263,643
Operating earnings (loss)	$13,093	$2,668	$26,700	$18,709	$(9,453)	$(26,845)	$30,340	$(5,468)
Charges/Other Items:
Retail operations restructuring	564	—	155	—	223	—	942	—
Acquisition, integration and reorganization of men's brands	—	—	—	1,743	—	12,232	—	13,975
Brand Portfolio - business exits and restructuring	—	—	—	4,200	—	—	—	4,200
Impairment of note and account receivable	—	—	—	718	—	7,282	—	8,000
Total charges/other items	564	—	155	6,661	223	19,514	942	26,175
Adjusted operating earnings (loss)	$13,657	$2,668	$26,855	$25,370	$(9,230)	$(7,331)	$31,282	$20,707
(1) Excludes sales from Allen Edmonds

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Famous Footwear		Brand Portfolio		Other		Consolidated
	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended
(Thousands)	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017
Net sales	$1,637,627	$1,590,065	$1,147,957	$989,323	$—	$—	$2,785,584	$2,579,388
Gross profit	$724,434	$702,604	$444,215	$359,387	$—	$—	$1,168,649	$1,061,991
Adjusted gross profit	$724,434	$702,604	$449,154	$362,158	$—	$—	$1,173,588	$1,064,762
Gross profit rate	44.2%	44.2%	38.7%	36.3%	—%	—%	42.0%	41.2%
Adjusted gross profit rate	44.2%	44.2%	39.1%	36.6%	—%	—%	42.1%	41.3%
Operating earnings (loss)	$92,230	$83,735	$80,211	$76,248	$(32,410)	$(48,998)	$140,031	$110,985
Adjusted operating earnings (loss)	$92,794	$83,735	$86,787	$82,909	$(29,696)	$(29,484)	$149,885	$137,160
Operating earnings %	5.6%	5.3%	7.0%	7.7%	—%	—%	5.0%	4.3%
Adjusted operating earnings %	5.7%	5.3%	7.6%	8.4%	—%	—%	5.4%	5.3%
Same-store sales % (on a 52-week basis) (1)	1.4%	0.6%	6.4%	(2.9)%	—%	—%	—%	—%
Number of stores	1,026	1,055	236	234	—	—	1,262	1,289

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017
Gross profit	$724,434	$702,604	$444,215	$359,387	$—	$—	$1,168,649	$1,061,991
Charges/Other Items:
Acquisition, integration and reorganization of men's brands	—	—	4,939	1,201	—	—	4,939	1,201
Brand Portfolio - business exits and restructuring	—	—	—	1,570	—	—	—	1,570
Total charges/other items	—	—	4,939	2,771	—	—	4,939	2,771
Adjusted gross profit	$724,434	$702,604	$449,154	$362,158	$—	$—	$1,173,588	$1,064,762
Operating earnings (loss)	$92,230	$83,735	$80,211	$76,248	$(32,410)	$(48,998)	$140,031	$110,985
Charges/Other Items:
Retail operations restructuring	564	—	155	—	223	—	942	—
Acquisition, integration and reorganization of men's brands	—	—	6,421	1,743	2,491	12,232	8,912	13,975
Brand Portfolio - business exits and restructuring	—	—	—	4,200	—	—	—	4,200
Impairment of note and account receivable	—	—	—	718	—	7,282	—	8,000
Total charges/other items	564	—	6,576	6,661	2,714	19,514	9,854	26,175
Adjusted operating earnings (loss)	$92,794	$83,735	$86,787	$82,909	$(29,696)	$(29,484)	$149,885	$137,160
(1) Excludes sales from Allen Edmonds

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Fourteen Weeks Ended	Thirteen Weeks Ended	Fifty-three Weeks Ended	Fifty-two Weeks Ended
(Thousands, except per share data)	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017

Net earnings attributable to Caleres, Inc.:
Net earnings (loss)	$20,301	$(6,196)	$87,231	$66,086
Net loss (earnings) attributable to noncontrolling interests	15	(426)	(31)	(428)
Net earnings attributable to Caleres, Inc.	20,316	(6,622)	87,200	65,658
Net earnings allocated to participating securities	(545)	—	(2,384)	(1,750)
Net earnings (loss) attributable to Caleres, Inc. after allocation of earnings to participating securities	$19,771	$(6,622)	$84,816	$63,908

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,799	41,827	41,801	42,026
Dilutive effect of share-based awards	198	177	179	155
Diluted common shares attributable to Caleres, Inc.	41,997	42,004	41,980	42,181

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.47	$(0.16)	$2.03	$1.52

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.47	$(0.16)	$2.02	$1.52

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Fourteen Weeks Ended	Thirteen Weeks Ended	Fifty-three Weeks Ended	Fifty-two Weeks Ended
(Thousands, except per share data)	February 3, 2018	January 28, 2017	February 3, 2018	January 28, 2017

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$20,603	$14,692	$93,102	$86,974
Net loss (earnings) attributable to noncontrolling interests	15	(426)	(31)	(428)
Adjusted net earnings attributable to Caleres, Inc.	20,618	14,266	93,071	86,546
Net earnings allocated to participating securities	(553)	(376)	(2,546)	(2,308)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$20,065	$13,890	$90,525	$84,238

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	41,799	41,827	41,801	42,026
Dilutive effect of share-based awards	198	177	179	155
Diluted common shares attributable to Caleres, Inc.	41,997	42,004	41,980	42,181

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.48	$0.33	$2.17	$2.00

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.48	$0.33	$2.16	$2.00

SCHEDULE 8

CALERES, INC.
RECONCILIATION OF INCOME TAX PROVISION AND EFFECTIVE TAX RATE (GAAP BASIS) TO ADJUSTED INCOME TAX PROVISION AND ADJUSTED EFFECTIVE TAX RATE (NON-GAAP BASIS)

	(Unaudited)
	Fifty-three Weeks Ended
	February 3, 2018
	Earnings Before Income Taxes	Income Tax Provision	Effective Tax Rate

(Thousands)

GAAP basis	$122,706	$(35,475)	28.9%

Charges/other items:
Tax Cuts and Jobs Act	—	(294)
Retail operations restructuring	942	(346)
Acquisition, integration and reorganization of men's brands	8,912	(3,343)
Total charges/other items	$9,854	$(3,983)
Adjusted basis	$132,560	$(39,458)	29.8%